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                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                    -----------------------------------
                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------


Date of Report (Date of Earliest Event Reported)   DECEMBER 23, 2003

                             THE ROUSE COMPANY
           (Exact name of registrant as specified in its charter)


 MARYLAND                       001-11543                  52-0735512
(State or other            (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation or
 organization)
                       10275 LITTLE PATUXENT PARKWAY
                       COLUMBIA, MARYLAND 21044-3456

                  (Address of principal executive offices)     (Zip Code)





Registrant's telephone number, including area code        (410) 992-6000

                               Not Applicable
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      (Former name or former address, if changed since last report.)

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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.

        In connection with the sale in November 1998 by Teachers Insurance and Annuity Association of America ("TIAA") to The Rouse Company (the "Registrant") of TIAA's interests in certain real property previously jointly owned by TIAA and the Registrant through Rouse-Teachers Properties, Inc., a Delaware corporation, the Registrant issued TIAA $58 million aggregate principal amount of its 6.94% Notes due 2008 (the "6.94% Notes"). The Registrant issued the 6.94% Notes under an Indenture, dated as of February 24, 1995, between the Registrant and J.P. Morgan Trust Company, National Association (as successor trustee to Bank One, National Association, formerly known as The First National Bank of Chicago), as trustee (the "Trustee"). As of December 23, 2003, all of the outstanding 6.94% Notes were beneficially owned by TIAA.

        On December 23, 2003, the Registrant and the Trustee, with the consent of TIAA, amended the covenants applicable to the 6.94% Notes to substantially reflect the covenants applicable to the Registrant's 5.375% Notes due 2013 issued in November 2003. A copy of the Amended and Restated First Supplemental Indenture, dated as of December 23, 2003 (the "Amended and Restated First Supplemental Indenture") which effected such amendment and the form of 5.375% Note due 2013 are filed as exhibits 4.1 and 4.2, respectively hereto.

        In addition, pursuant to the Amended and Restated First Supplemental Indenture, the form of the 6.94% Notes was modified to permit the 6.94% Notes to be issued, in whole or in part, in the form of a global security registered in the name of a nominee for The Depository Trust Company. A copy of the new form of 6.94% Note is filed as exhibit 4.3 hereto.

        On December 23, 2003, TIAA exchanged its original note registered in its own name representing $58 million aggregate principal amount of the 6.94% Notes for a new note, representing the same aggregate principal amount of the 6.94% Notes but registered in the name CEDE & Co., as nominee for The Depository Trust Company.

        Concurrently with the filing of this Form 8-K, the Registrant is filing a prospectus supplement dated December 23, 2003 to the Registrant's prospectus dated December 2, 1998 (the "Prospectus Supplement") to register under the Securities Act of 1933, as amended, resales of the 6.94% Notes by TIAA.



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

                Exhibit    Description
                -------    -----------

                  4.1 Amended and Restated First Supplemental Indenture, dated as of December 23, 2003, between The Rouse Company and J.P. Morgan Trust Company, National Association (as successor trustee to Bank One, National Association, formerly known as The First National Bank of Chicago), as trustee.

                  4.2      Form of 5.375% Note due November 2013.

                  4.3      Form of 6.94% Note due November 30, 2008.


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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

        Dated: December 23, 2003

                                          THE ROUSE COMPANY


                                          By: /s/ Melanie M. Lundquist
                                              --------------------------------
                                              Melanie M. Lundquist
                                              Senior Vice President and
                                              Corporate Controller


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                               EXHIBIT INDEX

                Exhibit    Description
                -------    -----------

                  4.1 Amended and Restated First Supplemental Indenture, dated as of December 23, 2003, between The Rouse Company and J.P. Morgan Trust Company, National Association (as successor trustee to Bank One, National Association, formerly known as The First National Bank of Chicago), as trustee.

                  4.2      Form of 5.375% Note due November 2013.

                  4.3      Form of 6.94% Note due November 30, 2008.